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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 26, 1999


                          LOCAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                            (State of Incorporation)


       001-13949                                         65-0424192
 (Commission File No.)                      (I.R.S. Employer Identification No.)


              3601 N.W. 63rd Street, Oklahoma City, Oklahoma 73116 (Address of principal executive offices) (zip code)



        Registrant's telephone number, including area code: 405-841-2298



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ITEM 5.  OTHER EVENTS.

         On May 26, 1999, Local Financial Corporation issued a press release announcing an agreement for Local Oklahoma Bank to acquire Guthrie Savings, Inc., the parent company of Guthrie Federal Savings Bank. The press release issued in connection with this announcement is filed as an exhibit to this report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit:

         See Exhibit Index following the signature page of this report, which is incorporated herein by reference.

                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         LOCAL FINANCIAL CORPORATION


Date: May 26, 1999                  By: /s/ Richard L. Park
                                        ----------------------------------------
                                        Richard L. Park, Chief Financial Officer



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                                 EXHIBIT INDEX

                                       TO

                            FORM 8-K CURRENT REPORT

                          DATE OF REPORT: MAY 26, 1999


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                                                                   CONSECUTIVE
EXHIBIT NO.                      DESCRIPTION                         PAGE NO.
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
Exhibit 99            Press Release dated May 26, 1999                  4
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